UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

                          Date of Report: March 6, 2007
                        (Date of earliest event reported)
                            Mexco Energy Corporation
             (Exact name of registrant as specified in its charter)

            CO                         0-6694                   84-0627918
     (State or other              (Commission File            (IRS Employer
     jurisdiction of                   Number)                Identification
      incorporation)                                              Number)

                    214 W. Texas Avenue,
                         Suite 1101
                        Midland, TX                                79701
          (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Working Interest Purchase

      On March 6, 2007, Mexco Energy Corporation issued a news release to announce that the Company purchased for $425,000 working interests in two properties in Lea County, New Mexico. These properties, operated by McElvain Oil and Gas Properties, Inc. and Chesapeake Operating, Inc., contain two (2) producing wells. This purchase furthers the primary goal of the Company acquiring oil and natural gas reserves.

      For fiscal year ended March 31, 2007, the Company to date has purchased additional properties for $207,000, consisting primarily of royalties.

      Copy of the news release is filed as Exhibit 99.1.



Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

     Exhibit No.          Document
     -----------          --------
         99.1             News Release dated March 6, 2007.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEXCO ENERGY CORPORATION


Date:  March 6, 2007
                                          By: /s/ Tammy McComic
                                             ------------------------------
                                             Tammy McComic
                                             Vice President and Chief Financial
                                                Officer